UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

ITEM 1.             SCHEDULE OF INVESTMENTS

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 60.8%
Argentina — 4.2%
Republic of Argentina	7.820%	12/31/33	3,210,193	EUR	$2,516,001	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	9,168,664	EUR	1,547,748	(a)(b)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	9,904,661	ARS	341,540	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	1,565,000		219,100	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	719,000		681,944
Republic of Argentina, Senior Bonds	7.000%	10/3/15	927,000		783,315
Republic of Argentina, Senior Bonds	2.260%	12/31/38	126,377	EUR	49,101
Republic of Argentina, Senior Notes	8.750%	6/2/17	1,673,020		1,472,257
Total Argentina					7,611,006
Brazil — 6.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,323,000	BRL	689,008
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	15,219,000	BRL	7,612,131
Federative Republic of Brazil	7.125%	1/20/37	2,163,000		2,774,047
Total Brazil					11,075,186
Chile — 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	500,000		504,293	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		549,514	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		834,857
Republic of Chile, Senior Notes	5.500%	8/5/20	463,500,000	CLP	943,590
Total Chile					2,832,254
Colombia — 3.8%
Republic of Colombia	7.375%	9/18/37	3,035,000		3,980,402
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		398,300
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,486,908
Total Colombia					6,865,610
Hungary — 1.1%
Republic of Hungary, Senior Notes	6.250%	1/29/20	1,430,000		1,394,250
Republic of Hungary, Senior Notes	6.375%	3/29/21	730,000		713,940
Total Hungary					2,108,190
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	244,000		203,740	(a)(c)
Indonesia — 3.3%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	195,000		219,863	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,020,000,000	IDR	707,684
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	10,328,000,000	IDR	1,558,643
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	9,706,000,000	IDR	1,390,441
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		513,013	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,529,000,000	IDR	1,606,433
Total Indonesia					5,996,077
Malaysia — 1.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,860,000	MYR	3,138,973
Government of Malaysia, Senior Bonds	4.262%	9/15/16	525,000	MYR	170,704
Total Malaysia					3,309,677
Mexico — 4.2%
Mexican Bonos, Bonds	8.000%	6/11/20	85,184,700	MXN	6,832,079
United Mexican States, Bonds	10.000%	12/5/24	9,020,000	MXN	831,076
Total Mexico					7,663,155
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	3,202,000		3,677,497
Republic of Panama	9.375%	4/1/29	10,000		15,075
Total Panama					3,692,572
Peru — 6.1%
Republic of Peru	8.750%	11/21/33	4,988,000		7,100,418

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Peru — continued
Republic of Peru, Bonds	7.840%	8/12/20	5,564,000	PEN	$2,275,954
Republic of Peru, Bonds	6.550%	3/14/37	1,541,000		1,795,265
Total Peru					11,171,637
Poland — 3.4%
Republic of Poland, Bonds	5.500%	4/25/15	11,285,000	PLN	3,465,490
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,300,950
Republic of Poland, Senior Notes	5.125%	4/21/21	1,440,000		1,440,000
Total Poland					6,206,440
Russia — 6.8%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,140,000		1,216,950	(c)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	173,000		287,180	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	9,677,650		10,898,776	(c)
Total Russia					12,402,906
Sri Lanka — 0.4%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	730,000		703,161	(c)
Turkey — 8.3%
Republic of Turkey	11.500%	1/23/12	1,490,000		1,530,975
Republic of Turkey	11.000%	1/14/13	730,000		797,525
Republic of Turkey	7.250%	3/15/15	425,000		471,219
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		520,875
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,330,325
Republic of Turkey, Senior Bonds	5.625%	3/30/21	450,000		462,375
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,277,635
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		388,450
Republic of Turkey, Senior Notes	6.875%	3/17/36	3,202,000		3,426,140
Total Turkey					15,205,519
Venezuela — 7.7%
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,461,000		8,940,767	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	574,000		327,180
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	3,716,000		2,313,210
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	445,000		439,438
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		323,025
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	160,000		102,400
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000		1,660,800	(c)
Total Venezuela					14,106,820
TOTAL SOVEREIGN BONDS (Cost — $109,717,075)					111,153,950
CORPORATE BONDS & NOTES — 38.7%
CONSUMER DISCRETIONARY — 1.4%
Media — 1.4%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	610,000		634,400	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,760,000		1,874,400
TOTAL CONSUMER DISCRETIONARY					2,508,800
CONSUMER STAPLES — 0.3%
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		441,600	(c)
ENERGY — 17.8%
Oil, Gas & Consumable Fuels — 17.8%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,175,188		1,265,283	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000		1,410,000
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,460,000		2,583,000	(c)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	420,000	$441,000	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,792,000	2,819,920	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	801,988	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	860,000	869,632	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	452,000	457,062	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	5,980,812
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,799,850
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	720,000	752,400
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,370,000	2,915,100
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,013,625	(c)
Petronas Capital Ltd.	5.250%	8/12/19	2,400,000	2,633,131	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	893,070	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,018,500	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000	1,315,328	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	946,822	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,500,000	1,560,180	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	800,000	832,096	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	168,000	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	113,000	118,650	(c)
TOTAL ENERGY				32,595,449
INDUSTRIALS — 1.7%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	300,000	316,500	(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	197,000	207,835	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	362,600	(c)
Total Building Products				886,935
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,090,000	1,147,225	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	360,000	338,400	(c)
Total Construction & Engineering				1,485,625
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	757,874	(c)
TOTAL INDUSTRIALS				3,130,434
MATERIALS — 8.8%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	910,000	928,200	(c)
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,040,000	943,800	(c)
Metals & Mining — 6.9%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	536,320	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	494,675	(c)
Evraz Group SA, Notes	8.250%	11/10/15	230,000	221,950	(c)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	343,000	(c)
Evraz Group SA, Notes	6.750%	4/27/18	2,595,000	2,192,775	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	460,600	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	391,400
Southern Copper Corp., Senior Notes	6.750%	4/16/40	440,000	436,700
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,324,196
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,600,027
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,790,000	1,727,350	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	615,000	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	153,850	(c)
Total Metals & Mining				12,497,843
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	470,000	549,051
Empresas CMPC SA, Notes	4.750%	1/19/18	470,000	477,462	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000	418,000	(c)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — continued
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	$270,000	$244,350	(c)
Total Paper & Forest Products				1,688,863
TOTAL MATERIALS				16,058,706
TELECOMMUNICATION SERVICES — 7.1%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	3,490,000	2,879,250	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	790,000	651,750	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	680,000	578,000	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	421,575	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	700,800	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	480,000	486,000	(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	184,500	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,465,000	2,496,190	(c)
Total Diversified Telecommunication Services				8,398,065
Wireless Telecommunication Services — 2.5%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	620,000	(c)
True Move Co., Ltd.	10.750%	12/16/13	170,000	181,900	(c)
True Move Co., Ltd.	10.375%	8/1/14	3,410,000	3,648,700	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	190,000	203,300	(c)
Total Wireless Telecommunication Services				4,653,900
TOTAL TELECOMMUNICATION SERVICES				13,051,965
UTILITIES — 1.6%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	203,400	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,049,040	(c)
Total Electric Utilities				1,252,440
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	447,571	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	800,305	(c)
Total Independent Power Producers & Energy Traders				1,247,876
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	461,000	(c)
TOTAL UTILITIES				2,961,316
TOTAL CORPORATE BONDS & NOTES (Cost — $67,822,291)				70,748,270

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.4%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	23,180	654,835*
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $177,539,366)				182,557,055

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $209,931)	0.120%	1/10/12	$210,000	209,994	(d)(e)
TOTAL INVESTMENTS — 100.0% (Cost — $177,749,297#)				$182,767,049

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Rate shown represents yield-to-maturity.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

Abbreviations used in this schedule:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
EUR	-	Euro
GDP	-	Gross Domestic Product
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
OJSC	-	Open Joint Stock Company
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty

Summary of Investments by Country **
Brazil	14.3%
Russia	13.5
Mexico	12.8
Turkey	8.3
Venezuela	8.1
Peru	6.1
Argentina	4.9
Colombia	4.8
Indonesia	4.7
Malaysia	3.7
Poland	3.4
Chile	2.8
Thailand	2.2
Panama	2.0
India	2.0
Kazakhstan	1.7
Hungary	1.1
Qatar	0.9
United Arab Emirates	0.7
Trinidad and Tobago	0.6
China	0.4
Sri Lanka	0.4
Luxembourg	0.3
Cayman Islands	0.2
Short-Term Investments	0.1
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of September 30, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$111,153,950	—	$111,153,950
Corporate bonds & notes	—	70,748,270	—	70,748,270
Warrants	—	654,835	—	654,835
Total long-term investments	—	$182,557,055	—	$182,557,055
Short-term investments†	—	209,994	—	209,994
Total investments	—	$182,767,049	—	$182,767,049
Other financial instruments:
Futures contracts	$130,455	—	—	$130,455
Forward foreign currency contracts	—	$177,131	—	177,131
Interest rate swaps	—	29,235	—	29,235
Total other financial instruments	$130,455	$206,366	—	$336,821
Total	$130,455	$182,973,415	—	$183,103,870

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$16,176	—	$16,176

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $16,176. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those

Notes to Schedule of Investments (unaudited) (continued)

of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments.  Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.  Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Other risks.  Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,343,260
Gross unrealized depreciation	(9,325,508)
Net unrealized appreciation	$5,017,752

At September 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	122	12/11	$15,740,982	$15,871,437	$130,455

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	JP Morgan Chase & Co.	554,354	$742,624	10/17/11	$(16,176)
Contracts to Sell:
Euro	JP Morgan Chase & Co.	7,062,580	9,461,172	10/17/11	177,131
Net unrealized gain on open forward foreign currency contracts					$160,955

At September 30, 2011, the Fund held the following interest rate swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT†		TERMINATION DATE	PAYMENTS MADE BY THE FUND		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Credit Suisse	3,443,021	BRL	1/2/12	BRL-CDI	*	10.560%	—	$13,727	**
Credit Suisse	4,953,550	BRL	1/2/12	BRL-CDI	*	10.510%	—	15,508	**
Total	8,396,571	BRL					—	$29,235

† Notional amount denominated in U.S. dollars, unless otherwise noted.

‡ Percentage shown is an annual percentage rate.

* Based on the Overnight Brazilian Interbank Deposit Rate. As of September 30, 2011, the Brazil CETIP Interbank Deposit (CDI) rate was 11.880%.

** Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$130,455	—	—	—	$29,235	$159,690
Foreign Exchange Contracts	—	—	$177,131	$(16,176)	—	160,955
Total	$130,455	—	$177,131	$(16,176)	$29,235	$320,645

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Futures contracts (to buy)	$15,008,478
Forward foreign currency contracts (to buy)	1,932,178
Forward foreign currency contracts (to sell)	9,187,112

	Average Notional Balance‡
Interest rate swap contracts	8,396,571	BRL

‡ Amounts are denominated in U.S. dollars, unless otherwise noted.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 22, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: November 22, 2011